Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
July 31, 2020 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 91.8%
Communication Services - 3.0%
Verizon Communications, Inc.	21,374	$1,228,578
Consumer Discretionary - 15.4%
McDonald's Corp. (a)	10,756	2,089,676
NIKE, Inc. - Class B	21,814	2,129,264
The Home Depot, Inc.	7,700	2,044,273
		6,263,213
Consumer Staples - 16.3%
Kimberly-Clark Corp.	8,130	1,236,085
PepsiCo, Inc.	14,489	1,994,556
The Procter & Gamble Co.	9,999	1,311,069
Walmart, Inc. (a)	16,326	2,112,584
		6,654,294
Energy - 4.6%
Chevron Corp.	22,400	1,880,256
Financials - 8.8%
JPMorgan Chase & Co.	18,684	1,805,622
The Goldman Sachs Group, Inc.	8,980	1,777,681
		3,583,303
Health Care - 11.8%
Johnson & Johnson	8,452	1,231,963
Merck & Co., Inc.	15,919	1,277,341
UnitedHealth Group, Inc.	7,604	2,302,339
		4,811,643
Industrials - 8.4%
Caterpillar, Inc. (a)	16,171	2,148,802
Union Pacific Corp.	7,280	1,261,988
		3,410,790
Information Technology - 16.0%
Apple, Inc.	5,600	2,380,224
Microsoft Corp. (a)	9,906	2,030,829
Visa, Inc. - Class A	11,046	2,103,158
		6,514,211
Materials - 2.3%
Newmont Corp.	13,390	926,588
Real Estate - 2.1%
Crown Castle International Corp. (b)	5,110	851,837
Utilities - 3.1%
Duke Energy Corp.	14,666	1,242,797
Total Common Stocks (Cost $34,618,599)		37,367,510

MONEY MARKET FUNDS - 7.6%
STIT-Government & Agency Portfolio - Institutional Class - 0.07% (c)	3,095,061	3,095,061
Total Money Market Funds (Cost $3,095,061)		3,095,061
Total Investments - 99.4%
(Cost $37,713,660)		$40,462,571

Percentages are based on Net Assets of $40,722,696.
(a)	All or a portion of this security is held as collateral for options written. At July 31, 2020, the value of these securities amounted to $8,381,891 or 20.6% of net assets.
(b)	Real Estate Investment Trust.
(c)	Seven-day yield as of July 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

Schedule of Options Written
		Notional
	Contracts	Amount	Value
Call Options Written (a) - 0.0% (b)
Caterpillar, Inc., Expires 7/31/2020, Strike Price $144.00	150	(1,993,200)	$(75)
McDonald's Corp., Expires 8/21/2020, Strike Price $215.00	100	(1,942,800)	(1,900)
Microsoft Corp., Expires 7/31/2020, Strike Price $230.00	90	(1,845,090)	(45)
Walmart, Inc., Expires 8/21/2020, Strike Price $155.00	150	(1,941,000)	(1,500)
Total Call Options Written
(Premiums Received $38,530)			$(3,520)

(a)	Exchange Traded.
(b)	Less than (0.05%).

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2020:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$37,367,510
Money Market Funds	3,095,061
Total Level 1	40,462,571
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$40,462,571
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$3,520
Total Level 1	3,520
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$3,520
(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments. Such as written options, which are reflected at value.

See the Schedules of Investments for further disaggregation of investment categories.

For the period ended July 31, 2020, there were no transfers into or out of Level 3 for the Fund.